UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.2577
(Registrant’s telephone number, including area code)

Sareena Khwaja-Dixon, Secretary
Clough Funds Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end: October 31

Date of reporting period: July 31, 2017

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

CLOUGH FUNDS TRUST-CLOUGH GLOBAL LONG/SHORT FUND
STATEMENT OF INVESTMENTS
July 31, 2017 (UNAUDITED)

	Shares	Value
COMMON STOCKS 77.57%
Consumer Discretionary 21.42%
Altice USA, Inc. - Class A(a)	4,100	$137,104
Amazon.com, Inc.(a)	187	184,715
ANTA Sports Products, Ltd.	91,000	312,234
Cable One, Inc.	185	140,581
Carter's, Inc.	2,150	186,470
Carvana Co.(a)	9,500	185,440
Children's Place, Inc.	1,100	116,215
DR Horton, Inc.(b)	11,360	405,438
IMAX Corp.(a)	15,860	339,404
Lennar Corp. - Class A	8,119	425,760
Liberty Broadband Corp. - Class C(a)(b)	5,859	581,096
Liberty Ventures - Class A(a)(b)	9,471	573,753
Man Wah Holdings, Ltd.	166,800	144,147
Pool Corp.	1,000	108,120
PulteGroup, Inc.	14,073	343,663
Service Corp. International	5,436	188,792
Sony Corp.	6,700	275,913
Toll Brothers, Inc.(b)	8,800	339,592
TRI Pointe Group, Inc.(a)(b)	30,800	409,640
Vipshop Holdings, Ltd. - ADR(a)	19,200	236,160
Wayfair, Inc. - Class A(a)	1,400	106,890
zooplus AG(a)	391	74,660
		5,815,787

Consumer Staples 1.65%
Japan Tobacco, Inc.	5,000	173,885
Prestige Brands Holdings, Inc.(a)	3,230	173,225
TreeHouse Foods, Inc.(a)	1,200	101,796
		448,906

Energy 0.96%
Concho Resources, Inc.(a)	420	54,709
Parsley Energy, Inc. - Class A(a)	5,536	162,094
RSP Permian, Inc.(a)	1,300	44,668
		261,471
Financials 7.59%
Bank of America Corp.(b)	21,450	517,374
Citigroup, Inc.(b)	8,249	564,644
Credit Acceptance Corp.(a)(b)	1,173	292,195
Franklin Resources, Inc.	5,100	228,378
JPMorgan Chase & Co.	5,000	459,000
		2,061,591
Health Care 15.51%
Alexion Pharmaceuticals, Inc.(a)(b)	1,159	159,177
Align Technology, Inc.(a)	1,365	228,269
	Shares	Value
Health Care (continued)
Allergan PLC	800	$201,864
Biogen, Inc.(a)	278	80,506
BioMarin Pharmaceutical, Inc.(a)	1,236	108,434
Bioverativ, Inc.(a)(b)	3,800	235,486
Cardiome Pharma Corp.(a)	31,770	133,752
Celgene Corp.(a)	947	128,233
Clovis Oncology, Inc.(a)	3,135	265,880
CRISPR Therapeutics AG(a)	12,900	225,621
Dermira, Inc.(a)(b)	7,700	211,981
Galapagos NV - Sponsored ADR(a)	1,883	149,416
GW Pharmaceuticals PLC - ADR(a)	871	97,361
Hologic, Inc.(a)	3,248	143,594
Intrexon Corp.(a)	5,295	114,319
iRhythm Technologies, Inc.(a)	3,300	136,488
Jazz Pharmaceuticals PLC(a)	900	138,249
Keryx Biopharmaceuticals, Inc.(a)	47,100	330,171
NuVasive, Inc.(a)	1,700	111,843
NxStage Medical, Inc.(a)	8,900	209,595
Pacira Pharmaceuticals, Inc.(a)	4,300	169,850
Quotient, Ltd.(a)	16,500	91,080
Sienna Biopharmaceuticals, Inc.(a)	5,700	116,622
Vertex Pharmaceuticals, Inc.(a)	882	133,905
WAVE Life Sciences, Ltd.(a)	14,600	289,810
		4,211,506

Industrials 0.99%
AMERCO	690	268,107

Information Technology 27.09%(c)
Alibaba Group Holding, Ltd. - Sponsored ADR(a)	3,600	557,820
ams AG	1,900	137,055
Apple, Inc.	2,410	358,439
Baidu, Inc. - Sponsored ADR(a)	1,334	301,951
Baozun, Inc. - Sponsored ADR(a)	8,300	269,418
Broadcom, Ltd.(b)	1,876	462,734
Cognizant Technology Solutions Corp. - Class A	2,800	194,096
Cypress Semiconductor Corp.	9,600	136,320
Dialog Semiconductor PLC(a)	4,574	199,830
Ellie Mae, Inc.(a)	1,900	165,718
Facebook, Inc. - Class A(a)	2,300	389,275
FIT Hon Teng, Ltd.(a)(d)	328,000	163,353
Foxconn Technology Co., Ltd.	48,000	144,339
Lam Research Corp.	1,700	271,082

	Shares	Value
Information Technology (continued)
LogMeIn, Inc.	1,940	$225,913
Lumentum Holdings, Inc.(a)	5,100	319,260
MaxLinear, Inc.(a)	5,500	144,100
Microsemi Corp.(a)	2,700	140,616
Microsoft Corp.	2,300	167,210
Nintendo Co., Ltd.	979	332,831
Orbotech, Ltd.(a)	7,484	265,383
salesforce.com, Inc.(a)	1,700	154,360
Samsung Electronics Co., Ltd.	216	465,180
Semiconductor Manufacturing International Corp.(a)	148,000	162,954
Silergy Corp.	9,000	175,854
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	3,800	136,648
Ulvac, Inc.	3,300	177,205
ViaSat, Inc.(a)(b)	4,700	310,623
Western Digital Corp.	1,400	119,168
Yelp, Inc.(a)(b)	9,400	305,782
		7,354,517

Real Estate 2.03%
Blackstone Mortgage Trust, Inc. - Class A	7,500	231,525
MTGE Investment Corp.	2,600	48,360
Starwood Property Trust, Inc.	12,300	271,092
		550,977

Telecommunication Services 0.33%
Sarana Menara Nusantara PT	298,000	89,686

TOTAL COMMON STOCKS
(Cost $18,348,482)		21,062,548

PARTICIPATION NOTES 1.05%
Consumer Discretionary 0.52%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(e)	22,800	139,601
	Shares	Value
Consumer Staples 0.53%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(e)	2,025	$144,819

TOTAL PARTICIPATION NOTES
(Cost $195,064)		284,420

SHORT-TERM INVESTMENTS 15.60%
Money Market Fund 15.60%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.887% 7-day yield)	4,236,006	4,236,006

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,236,006)		4,236,006

Total Investments - 94.22%
(Cost $22,779,552)		25,582,974

Other Assets in Excess of Liabilities - 5.78%(f)		1,569,901

NET ASSETS - 100.00%		$27,152,875

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (20.09%)
Consumer Discretionary (3.67%)
Chipotle Mexican Grill, Inc.	(610)	(209,700)
Dick's Sporting Goods, Inc.	(3,200)	(119,488)
Finish Line, Inc.	(9,100)	(125,216)
Foot Locker, Inc.	(2,500)	(117,975)
Viacom, Inc.	(3,800)	(132,696)
Williams-Sonoma, Inc.	(6,300)	(292,509)
		(997,584)

Financials (3.35%)
Ally Financial, Inc.	(13,290)	(300,886)
American Express Co.	(4,053)	(345,437)
Deutsche Bank AG	(14,400)	(256,896)
Santander Consumer USA Holdings, Inc.	(400)	(5,124)
		(908,343)

Health Care (4.19%)
AmerisourceBergen Corp.	(2,247)	(210,813)
Cardinal Health, Inc.	(2,700)	(208,602)
McKesson Corp.	(1,441)	(233,255)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Health Care (continued)
Owens & Minor, Inc.	(8,700)	$(280,401)
Tesaro, Inc.	(1,600)	(204,256)
		(1,137,327)

Industrials (2.26%)
Deutsche Lufthansa AG	(7,389)	(158,979)
Jacobs Engineering Group, Inc.	(4,694)	(247,468)
United Rentals Inc	(1,735)	(206,395)
		(612,842)

Information Technology (6.62%)
Amkor Technology, Inc.	(16,100)	(166,957)
AU Optronics Corp.	(86,234)	(346,661)
Electronics For Imaging, Inc.	(3,400)	(165,172)
Gogo, Inc.	(13,100)	(159,558)
Ingenico Group SA	(2,039)	(213,908)
International Business Machines Corp.	(1,865)	(269,809)
Knowles Corp.	(7,200)	(109,080)
LG Display Co., Ltd.	(6,400)	(91,072)
LINE Corp.	(3,800)	(139,688)
Manhattan Associates, Inc.	(3,100)	(137,020)
		(1,798,925)

TOTAL COMMON STOCKS
(Proceeds $5,320,601)		(5,455,021)

TOTAL SECURITIES SOLD SHORT
(Proceeds $5,320,601)		$(5,455,021)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for total return swap contracts and securities sold short. As of July 31, 2017, the aggregate market value of those securities was $2,409,301, representing 8.87% of net assets. (See Note 1)

(c)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(d)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of July 31, 2017, the aggregate value of those securities was $163,353 or 0.60% of net assets.

(e)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2017, the aggregate value of those securities was $284,420 or 1.05% of net assets.

(f)	Includes cash which is being held as collateral for total return swap contracts or securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Morgan Stanley	Edelweiss Financial Services, Ltd.	$114,559	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	$86,502
Morgan Stanley	Hero MotoCorp, Ltd.	267,359	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	68,860
Morgan Stanley	Housing Development Finance Corp.	405,943	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	198,681
Morgan Stanley	Indiabulls Housing Finance, Ltd.	176,663	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	83,481
Morgan Stanley	ITC, Ltd.	243,566	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	47,450
Morgan Stanley	Larsen & Toubro, Ltd.	264,927	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	104,771
Morgan Stanley	Mahindra & Mahindra, Ltd.	358,028	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	82,598
Morgan Stanley	State Bank of India	127,233	225 bps + 1D FEDEF	1 D FEDEF	07/25/2019	4,492
		$1,958,278				$676,835

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

CLOUGH FUNDS TRUST – CLOUGH GLOBAL LONG/SHORT FUND
NOTES TO QUARTERLY STATEMENT OF INVESTMENTS
JULY 31, 2017 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers three Classes of shares: Classes A, C and I. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of July 31, 2017, over 50% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standard Codification (“ASC”) 946 – Investment Companies.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

In accordance with ASC 820, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2017, in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels during the period ended July 31, 2017.

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$21,062,548	$–	$–	$21,062,548
Participation Notes	–	284,420	–	284,420
Short-Term Investments
Money Market Fund	4,236,006	–	–	4,236,006
TOTAL	$25,298,554	$284,420	$–	$25,582,974

Other Financial Instruments
Assets
Total Return Swap Contracts**	$–	$676,835	$–	$676,835
Liabilities
Securities Sold Short
Common Stocks	(5,455,021)	–	–	(5,455,021)
TOTAL	$(5,455,021)	$676,835	$–	$(4,778,186)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the period ended July 31, 2017, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swaps: During the period, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

During the period ended July 31, 2017, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

2. TAXES

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of July 31, 2017, was as follows:

Gross appreciation (excess of value over tax cost)	$2,171,992
Gross depreciation (excess of tax cost over value)	(427,098)
Net unrealized appreciation	$1,744,894
Cost of investments for income tax purposes	$23,838,080

Item 2 - Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)
Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	September 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	September 25, 2017

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	September 25, 2017